SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 31, 2001

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                02-020992                 04-2842217
          --------                ---------                 ----------
(State or other jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File number)           Identification No.)


         1700 Westlake Ave N. #500             98109-3044
            Seattle, Washington                ----------
            -------------------                (Zip Code)
           (Address of principal
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                 MathSoft, Inc.
                                 --------------
          (Former name or former address, if changed since last report)


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Item  5.  Other  Events
-----------------------

     On July 31, 2001, the company issued a press release, attached to this Form 8-K as Exhibit 99.1, announcing the formation of a new subsidiary in France and the acquisition of the data analysis operations of Sigma-Plus, Insightful's longtime distributor in France. Consideration for the acquisition was cash, paid in French Francs, which equaled approximately $200,000 US dollars.

Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
--------------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.      Exhibit

99.1             Press Release dated July 31, 2001.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INSIGHTFUL  CORPORATION



July 31, 2001                By:  By  /s/  Sarwat  H.  Ramadan
                                ------------------------------------------------
                                Sarwat  H.  Ramadan
                                Vice President, Finance & Administration, Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.     Exhibit

99.1             Press  release  dated July 31, 2001

                                  EXHIBIT 99.1
                                  ------------


Contacts:     NICOLE  MALONEY                    TONI  MARIE  HART
              Public  Relations                  Investor  Relations
              FitzGerald Communications, Inc.    Insightful  Corporation
              415-677-0211                       206-283-8802  x378
              nmaloney@fitzgerald.com            toni@insightful.com


                   INSIGHTFUL EXPANDS INTERNATIONAL PRESENCE;
                             FORMS FRENCH SUBSIDIARY

     COMPANY ACQUIRES DATA ANALYSIS BUSINESS FROM ITS FRENCH DISTRIBUTOR TO
             BOLSTER CUSTOMER BASE AND CONSULTING SERVICES IN EUROPE


SEATTLE - July 31, 2001 - INSIGHTFUL CORPORATION (NASDAQ: IFUL), a leading provider of scalable enterprise software solutions for data analysis, announced today the formation of a new subsidiary in France and the acquisition of the data analysis operations of Sigma-Plus, Insightful's longtime distributor in France. The formation of a French subsidiary provides the company with an expanded direct sales channel and local consulting expertise in both Paris and Toulouse. Insightful will sell and support S-PLUS, StatServer and S-PLUS Analytic Server, which help data analysts and business managers make better decisions faster using statistics, data mining and predictive analysis.

"The launch of our French subsidiary is a key step in executing our long-term strategy to expand our international sales, while providing superior service to our growing roster of European customers," said Shawn Javid, president and CEO of Insightful. "To continue growing our business in France and get closer to our customers, it is important that we establish a local corporate presence, including sales, support and consulting services in two key regions of France."

With the establishment of this new subsidiary, Insightful now has European direct sales and support presence in France and the UK. Insightful customers in France include: Airbus, Alcatel, Aventis, AXA, Danone, L'Oreal, Matra, Renault, Peugeot and Sanofi.

Under the terms of the agreement, Insightful's French Subsidiary acquires existing sales and support resources, customer list, revenue pipeline, and certain other assets from Sigma-Plus. During a six month transition period Insightful will share offices and services with Sigma-Plus in both Paris and Toulouse, and then will move to independent offices in both cities.

                                    - more -


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This transaction will be accounted for in the third quarter of 2001 as purchased assets. For fiscal 2001, the net impact on operating income will be neutral. For fiscal 2002 and beyond, Insightful expects this transaction to be accretive.

ABOUT  INSIGHTFUL
Insightful Corporation (NASDAQ: IFUL) provides enterprises with scalable data analysis solutions that drive better decisions faster by revealing patterns, trends and relationships. The company is a leading supplier of software and services for statistics, data mining and predictive analysis, which expedite accurate decision-making and improve business performance.

Insightful's products, including S-PLUS(R), StatServer(R) and S-PLUS Analytic Server(TM), play a key role in data warehousing and business intelligence initiatives by delivering analytical tools and graphical reports that convert data into insight. Insightful also provides consulting, application development outsourcing, data integration and training focused on data analysis and predictive modeling. The company has been delivering data analysis solutions for over a decade to thousands of companies in financial services, pharmaceuticals, biotechnology, telecommunications and manufacturing, plus many research institutions.

Headquartered in Seattle, Insightful has offices in New York City, North Carolina, England and France with distributors around the world. For more information, visit www.insightful.com, email info@insightful.com or call 1-206-283-8802.

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NOTE  TO  INVESTORS  -  FORWARD  LOOKING  STATEMENTS
This release contains information about management's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, but not limited to, the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; the risks associated with investments in new products and services; and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in Insightful's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause Insightful's actual results to differ materially from those discussed in forward-looking statements.

Insightful, the Insightful logo, "intelligence from data" and S-PLUS Analytic Server are trademarks of Insightful Corporation. S-PLUS and StatServer are registered trademarks of Insightful Corporation. Other trademarks mentioned are the property of their respective owners.


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